Exhibit 99.1

Investor Presentation1 Queensland Investors Club Inc. GERRY SPINDLER Managing Director and CEO 10 September 2019

2 Safety performance Investor Presentation Australian Operations (TRIFR)a US Operations (TRIR)b Continued vigilance to ensure we maintain strong safety performance Total Recordable Injury Frequency Rate (TRIFR), is the number of fatalities, lost time injuries, cases or substitute work and other injuries requiring medical treatment per million man hours worked Total recordable incident rate (TRIR) It is a mathematical computation that takes into account how many OSHA recordable incidents your company has per number of hours worked 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 US Operations (TRIR) Industry Average 0.0 2.0 4.0 6.0 8.0 10.0 12.0 Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Australian Opertions (TRIFR) Industry Average

3 World class portfolio of metallurgical coal assets Investor Presentation 2011 2012 2014 2013 2018 2015 2016 2017 AUGUST 2011 Coronado founded by Garold Spindler and James Campbell MARCH 2018 Acquired Curragh from Wesfarmers FY18 Production 20.2Mt Coronado has assembled a diversified portfolio of premium coal assets, focused on low-cost production, long mine lives and strategic access to infrastructure and markets

4 Growth through the incremental tonne, product optimisation, new project development and acquisitions Investor Presentation Strategic Acquisitions Asset Optimisation Capital Management High-quality metallurgical coal assets Long life operating assets with global supply diversity Sustainable low cost operations Low sovereign risk Operational scale to deliver sustainable incremental production growth Leverage existing capital employed to improve operation efficiency and reduce costs Enhance revenue through product mix Strong balance sheet to support disciplined growth Sustainable shareholder returns Resilience through the cycle Key strategic drivers

5 Uniquely positioned Investor Presentation Diversified production base with total saleable production 20.1Mt in FY18 across two significant coal basis (Bowen Basin and CAPP region) Geographically diverse asset base with access to both seaborne markets and domestic customers. Coronado Group Australian Operations US Operations Coronado is the fourth largest metallurgical coal producer globally with operations in two prominent coal basins Source: Woodmac - 5.0 10.0 15.0 20.0 25.0 30.0 BMA Teck Anglo Glencore Peabody BMC Blackhawk Yancoal Arch

6 Reserves & Resources (Mt) Investor Presentation Long life assets with significant Reserves & Resources supports strong growth outlook Reserves and Resources (Mt) as 31 December 2018a Australian resources are estimated inclusive of 5.3% insitu moisture. United States resources are estimated on a dry basis. Please refer also section headed 2018 JORC Resource and Reserve Statement announced to the Australian Securities Exchange on February 19, 2018. The amounts outlined in this presentation have been amended for depletion 1,084 2,524 311 177 155 60 201 180 957 251 220 90 493 513 0 200 400 600 800 1,000 1,200 0 500 1,000 1,500 2,000 2,500 3,000 Group Curragh Buchanan Logan Greenbrier PSF Idle Reserves Resources

7 Competitive Reserves (Mt) position Investor Presentation Marketable Reserves (2),(a),(b) Among the largest Marketable Reserves base of all metallurgical coal producers globally Australian resources are estimated inclusive of 5.3% insitu moisture. United States resources are estimated on a dry basis. Please refer also section headed 2018 JORC Resource and Reserve Statement announced to the Australian Securities Exchange on February 19, 2018. The amounts outlined in this presentation have been amended for depletion. Source: company releases and filings 2,445 711 647 400 248 222 183 108 105 0 500 1,000 1,500 2,000 2,500 3,000 BMA Contura Anglo Peabody Warrior Glencore Arch Yancoal

8 A full spectrum producer of metallurgical coal Investor Presentation Coronado’s portfolio of assets produce a suite of metallurgical coal to meet all blend requirements Coronado’s metallurgical grades Typical US Steel Producer Coke Blend Typical International Steel Producer Coke Blend Low Vol Hard Coking Coal PCI High Vol Semi Coking Coal Mid Vol Low Vol Mid Vol High Vol Hard Coking Coal Mid Vol High Vol Semi Coking Coal

9 Competitive cost structure Investor Presentation Australian Operations Cost (FOB $/t)3 Low operating cost base supports profitability throughout the commodity cycle Low operating cost asset base targets profitability throughout the commodity cycle Lower cash cost than some of the world’s largest metallurgical coal producers Track record of reducing costs at all operations since acquisition A portfolio able to respond to market conditions, enhancing margins through the cycle Q2 2019 US Mining Cost ($/t)4 Anglo US$78 BMA US$82 Curragh US$81.8 $62.1 $64.1 $71.0 $72.0 $82.1 $85.0 $88.7 $91.3 0 20 40 60 80 100 Arch Coronado Ramaco American Resources Rhino Contura Corsa Warrior 0 50 100 150 200 0 30 60 90 120 150 180

EBITDA Margin (%): 10 Segment performance Investor Presentation $405.4 million Group EBITDA underpinned by strong performance at Curragh and Buchanan Curragh Buchanan Logan Greenbrier % of Group EBITDA 64% 34.2% 27% 46.3% 9% 22.6% - - Performance drivers: $586m in EBITDA generated since acquisition on 29 March 2018 Improved rail availability and operational efficiencies increase sales EBITDA (US$m): Improved HCC / PCI sales mix led to higher realised pricing Lowest cost met coal operation in the US Increased exposure to seaborne metallurgical coal pricing Higher quality met coal with new production sources Stabilised production compared to FY18 Curragh Buchanan Logan Greenbrier 164.8 271.7 0 150 300 HY18 HY19 99.7 116.4 0 150 300 HY18 HY19 15.5 35.3 0 150 300 HY18 HY19 1 0.0 150.0 300.0 HY18 HY19

11 Low cost, competitive expansion options Investor Presentation Capital Cost per Installed Capacity (US$/t)9 Expansion options are highly compelling on installed capacity basis Source: Company reports and disclosures 221 153 130 50 45 0 50 100 150 200 250 Warrior Riversdale Arch PSF Curragh BMA Curragh ~50 - 55 Pangburn - Shaner - Fallowfield ~110 - 150

12 Valuation comparisona Investor Presentation Dividend Yield (%) EV/EBITDA FY19 (x) EV/EBITDA FY20 (x) Gearing (x) Despite superior shareholder returns Coronado’s valuation has lagged sector peers Consensus financial information sourced from Bloomberg on September 03, 2019 N/A 2.3% 14.2% 22.6% 11.4% 6.8% 15.2% 42.3% 0.00% Contura Energy Arch Coal Peabody Energy Warrior Met Coal Yancoal New Hope Whitehaven Coronado 2.1 2.9 3.4 2.4 4.3 3.5 4.5 2.4 0 2.5 5 Contura Energy Arch Coal Peabody Energy Warrior Met Coal Yancoal New Hope Whitehaven Coronado 2.4 3.4 4.2 3.5 4.8 4.5 5.8 2.9 0 2.5 5 Contura Energy Arch Coal Peabody Energy Warrior Met Coal Yancoal New Hope Whitehaven Coronado 0.9 0.0 0.7 0.1 1.1 0.0 0.3 0.0 0 2.5 5 Contura Energy Arch Coal Peabody Energy Warrior Met Coal Yancoal New Hope Whitehaven Coronado

~A$0.50 per CDI Stock Price (A$ per CDI) 13 Focused on delivering key promises Investor Presentation Since listing, Coronado has exceeded all operational and corporate targets Coronado Initial Public Offering Q4 FY18 Quarterly Report FY18 Results Announcement FY18 ‘Ex’ Dividend Q1 FY19 Quarterly Report Q2 FY19 Quarterly Report HY19 Results Announcement Index Inclusion MSCI Australian SmallCaps Index Inclusion FTSE Global SmallCaps Total FY18 production of 20.2Mt Met price of $130.2/t Met production 78.7% 8.1% increase in Dragline efficiency EBITDA of $595.3m Distribution of $299.6m Cash balance of $124.9m Group mining cost of $56.6/t YTD Total production of 5.0Mt Met price of $137.1/t Met production of 79.9% 7.1% increase in Dragline efficiency EBITDA of $405.4m Distribution of $396.3m Total Production of 10.4Mt Group mining cost of $51.4/t New Curragh Mine Plan HY19 ‘Ex’ Dividend Market Feedback: Performance skepticism Cash distribution policy Market Feedback: Liquidity Lack of index inclusion Market Feedback: Dilutive transaction to increase free float Market Feedback: Greenfield acquisition to establish deal flow pipeline ~A$0.60 per CDI 2.50 2.75 3.00 3.25 3.50 3.75 4.00 Oct-18 Dec-18 Feb-19 Apr-19 Jun-19 Aug-19

14 Investor Presentation QUESTIONS

Footnotes

1. All tonnages through this presentation are expressed in metric tonnes. All amounts quoted throughout this presentation are in US$ unless otherwise stated. HY18 values are quoted on a Pro-forma basis throughout this presentation unless otherwise stated. EBITDA throughout this presentation is expressed on an Adjusted basis. FY18 EBITDA has been provided on a proforma basis expect otherwise stated
2. Marketable Reserves information has been sourced directly from company filings. BMA: as provided in the Company's 2018 Annual Report, Market Reserves don't include Gregory. Contura: as provided in the company's Form 10k for the period ending December 31, 2018. Anglo: as provided in the company's 2018 Resource and Reserves Statement, Marketable Reserves only represent the following operations, Grosvenor, Moranbah North, Aquila, Grasstree and Dawson Complex. Peabody: as provided in the company's Form 10k for the period ending December 31, 2018, only representing metallurgical coal producing assets. Warrior: as provided in the company's Form 10k for the period ending December 31, 2018. Glencore: as provided in the company's 2018 Resource and Reserve Statement for 2018, the information outlined has only been provided from Yancoal's Queensland based assets. Arch: as provided in the company's Form 10k for the period ending December 31, 2018. Yancoal: as provided in the company's 2018 Resource and Reserve Statement for 2018, the information outlined has only been provided from Yancoal's Queensland based assets.
3. Source: Woodmac Seaborne Export Metallurgical Cost Curve 2019. Curragh's Operating Costs per Mt Sold ($/Mt) represents of $81.8 per tonne, as provided for Six Months Ended June 30, 2019
4. Energy Venture Analysis: U.S. Coal Quarterly Financial Report

Coronado
Investor Presentation 15

16 Disclaimer Investor Presentation The material contained in this presentation is intended to be general background information on Coronado Global Resources (Coronado) and its activities. The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information. All amounts are in United States dollars unless otherwise indicated. The presentation of certain financial information may not be compliant with financial captions in the primary financial statements prepared under US GAAP. Refer to Coronado’s 2019 FORM 10-Q for the six months ended June 30, 2019 available at www.coronadocoal.com.au for details of the basis primary financial statements prepared under US GAAP. This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 21E of the US Securities Exchange Act of 1934. Forward looking statements are statements about matters that are not historical facts. Forward-looking statements appear in a number of places in this presentation and include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions and results of operations. This report contains forward-looking statements concerning our business, operations, financial performance and condition, the coal, steel and other industries, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as "may," "could," "believes," "estimates," "expects," "intends," "considers", “forecasts”, “targets” and other similar words that involve risk and uncertainties. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure, market share, industry volume, or other financial items, descriptions of management’s plans or objectives for future operations, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the company's control, that are described in our Registration Statement on Form 10 Amendment No.2 filed with the ASX and SEC on 28 June 2019, as well as additional factors we may describe from time to time in other filings with the ASX and SEC. You may get such filings for free at our website at www.coronadoglobal.com.au. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

17 Investor Presentation Disclaimer 2018 JORC Resource and Reserve Statements In this announcement, references to ore reserves (Reserves) are compliant with the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves 2012 (JORC Code) and are measured in accordance with the JORC Code. Information in this ASX Release relating to Reserves and Resources is extracted from information previously published by Coronado and available on the Coronado and ASX websites (2018 JORC Statement). For details of the Reserves and Resources estimates and the Competent Persons statements, refer to relevant Australian and US Operations sections in the 2018 JORC Statement. Coronado confirms that it is not aware of any new information or data that materially affects the information included in the 2018 JORC Statement, and that all assumptions and technical parameters underpinning the estimates in the 2018 JORC Statement continue to apply and have not materially changed. Coronado confirms that the context in which the Competent Persons’ findings are presented have not been materially modified from the 2018 JORC Statement.

18 HY19 Results Presentation Supplementary Information

19 Reconciliation of Non-GAAP measures Investor Presentation This report which incorporates a discussion of results of operations includes references to and analysis of certain non-GAAP measures (as described below) which are financial measures not recognised in accordance with U.S. GAAP. Non-GAAP financial measures are used by the Company and investors to measure operating performance. Management uses a variety of financial and operating metrics to analyse performance. These metrics are significant factors in assessing operating results and profitability. These financial and operating metrics include: (i) safety and environmental metrics; (ii) Adjusted EBITDA, (iii) sales volumes and average realised price per Mt of metallurgical coal sold, which we define as metallurgical coal revenues divided by metallurgical sales volume; and (iv) average mining costs per Mt sold, which we define as cost of coal revenues divided by sales volumes. The pro forma reconciliation for the comparative six months ended June 30, 2018, presented in the table below, has been derived from the unaudited consolidated pro forma statements of operations included in the Company’s Form 10-Q and the Curragh acquisition as if it had occurred on January 1, 2018. Reconciliations of certain forward-looking non-GAAP financial measures, including our 2019 EBITDA guidance, to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of items impacting comparability and the periods in which such items may be recognised. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

20 Balance Sheet Investor Presentation (US$ Thousands) June 30, 2019 December 31, 2018 Assets Current assets: Cash and restricted cash 46,251 124,881 Trade receivables 204,248 206,127 Related party receivables 59,665 36,716 Income tax receivable - 12,017 Inventories 129,424 95,103 Other current assets 40,722 40,914 Total current assets 480,310 515,758 Non-current assets: Property, plant and equipment, net 1,603,087 1,618,558 Right of use asset – operating leases, net 64,343 - Goodwill 28,008 28,008 Intangible assets, net 5,221 5,402 Deposits and reclamation bonds 12,541 11,635 Deferred income tax assets 7,779 11,848 Other non-current assets 17,194 18,355 Total assets 2,218,483 2,209,564

21 Balance Sheet (cont’d) Investor Presentation (US$ Thousands) June 30, 2019 December 31, 2018 Liabilities Current liabilities: Accounts payable 41,084 42,962 Accrued expenses and other current liabilities 252,351 243,496 Income tax payable 33,024 9,241 Asset retirement obligations 7,719 7,719 Contingent royalty consideration 7,293 26,832 Contract obligations 35,066 39,116 Lease liabilities 28,128 1,308 Other current financial liabilities 13,126 7,727 Total current liabilities 417,791 378,401 Non-current liabilities: Asset retirement obligations 122,864 118,072 Contract obligations 224,433 253,578 Deferred consideration liability 164,148 155,332 Other financial liabilities 2,697 4,073 Lease liabilities 52,902 2,481 Contingent royalty consideration 3,131 3,371 Deferred income tax liabilities 54,885 38,838 Other non-current liabilities 1,680 1,610 Total liabilities 1,044,531 955,756 Stockholders’ Equity/Members’ Capital 1,173,952 1,253,808

22 Income Statement Investor Presentation (US$ Thousands) June 30, 2019 June 30, 2018 June 30, 2018 Pro forma Coal revenues 919,329 571,343 874,857 Coal revenues from related parties 293,158 213,003 222,983 Other revenues 21,848 15,337 18,343 Total revenues 1,234,335 799,683 1,116,183 Cost of coal revenues 533,696 424,620 570,126 Depreciation, depletion and amortization 85,279 64,402 86,636 Freight expenses 89,362 45,155 81,977 Stanwell rebate 94,674 32,812 75,939 Other royalties 93,422 82,987 112,230 Selling, general, and administrative expenses 18,311 52,283 15,977 Operating income 319,591 97,424 173,298 Interest expense, net (17,264) (25,488) (31,133) Loss on debt extinguishment - (3,905) - Other, net 1,042 (26,846) (3,367) Income before tax 303,369 41,185 138,798 Income tax (expense) benefit (89,043) (5,534) (27,620) Net income 214,326 35,651 111,178

(US$ Thousands) June 30, 2019 June 30, 2018 2019 2018 Cash Flows From Operating Activities: Net income 214,326 35,651 Adjustments to reconcile net income to cash and restricted cash provided by operating activities: Depreciation, depletion and amortization 85,404 64,354 Amortization of right of use asset - operating leases 10,394 - Amortization of deferred financing costs 2,060 2,406 Non-cash interest expense 9,711 1,886 Amortization of contract obligations (17,550) (14,390) Loss on disposal of property, plant and equipment 39 - Increase (decrease) in contingent royalty consideration (7,143) 10,973 Loss on interest rate swap - 4,871 Equity-based compensation expense 93 - Deferred income taxes 17,026 5,448 Reclamation of asset retirement obligations (2,552) (1,415) Change in estimate of asset retirement obligation (125) 48 Changes in operating assets and liabilities: Accounts receivable - including related party receivables (23,105) (32,097) Inventories (34,562) 1,287 Other current assets (2,287) (8,154) Accounts payable (1,832) 10,736 Accrued expenses and other current liabilities 15,585 60,106 Operating lease liabilities (11,073) Change in other liabilities 46,807 (98) Net cash provided by operating activities 301,216 141,612 23 Cash Flow Statement Investor Presentation

24 Cash Flow Statement (cont’d) Investor Presentation (US$ Thousands) June 30, 2019 June 30, 2018 2019 2018 Cash Flows From Investing Activities: Capital expenditures (66,430) (46,776) Purchase of deposits and reclamation bonds (906) (523) Redemption of deposits and reclamation bonds - 171 Acquisition of Curragh, net of cash acquired - (537,207) Net cash used in investing activities (67,336) (584,335) Cash Flows From Financing Activities: Proceeds from interest bearing liabilities and other financial liabilities, net of debt discount 109,008 720,083 Proceeds from interest rate swap - 28,251 Debt issuance costs and other financing costs - (41,951) Principal payments on interest bearing liabilities and other financial liabilities (108,073) (155,636) Principal payments on finance and capital lease obligations (686) (1,052) Payment of contingent purchase consideration (12,712) - Dividends paid (299,682) - Members’ contributions (distributions), net - 151,336 NCI member’s contributions - 62 Net cash provided by (used in) financing activities (312,145) 701,093 Net increase (decrease) in cash and restricted cash (78,265) 258,370 Effect of exchange rate changes on cash and restricted cash (365) (2,384) Cash and restricted cash at beginning of period 124,881 28,069 Cash and restricted cash at end of period 46,251 284,055 Supplemental disclosure of cash flow information: Cash payments for interest 1,148 38,665 Cash paid for taxes 35,873 4,417

25 Mining Costs per tonne Reconciliation Investor Presentation For six Months Ended June 30, 2019 For six Months Ended June 30, 2018 Pro forma Total costs and expenses 914,744 942,885 Less: Selling, general and administrative expense 18,311 15,977 Less: Depreciation, depletion and amortization 85,279 86,636 Total operating costs 811,154 840,272 Less: Other royalties 93,422 112,230 Less: Stanwell rebate 94,674 75,939 Less: Freight expenses 89,362 81,977 Total mining costs 533,696 570,126 Sales Volume (MMt) 10,386 9,863 Average mining costs per tonne sold $51.4/t 57.8/t

26 Realised Pricing Reconciliation Investor Presentation For six Months Ended June 30, 2019 (In US$’000, except for volume data) Australian Operations US Operations Consolidated Total Revenues 794,182 440,153 1,234,335 Less: Other revenues 18,240 3,608 21,848 Total coal revenues 775,942 436,545 1,212,487 Less: Thermal coal revenues 47,978 29,010 76,989 Metallurgical coal revenues 727,964 407,535 1,135,499 Volume of Metallurgical coal sold (Mt) 4,778 3,482 8,260 Realised price per Mt of Metallurgical coal sold $152.3/t $117.0/t $137.5/t For six Months Ended June 30, 2018 Pro forma (In US$’000, except for volume data) Australian Operations US Operations Consolidated Total Revenues 703,879 412,304 1,116,183 Less: Other revenues 15,851 2,492 18,342 Total coal revenues 688,028 409,812 1,097,841 Less: Thermal coal revenues 49,217 27,294 76,512 Metallurgical coal revenues 638,811 382,518 1,021,329 Volume of Metallurgical coal sold (Mt) 4,124 3,514 7,638 Realised price per Mt of Metallurgical coal sold 154.9/t 108.9/t 133.7/t

27 Adjusted EBITDA Reconciliation Investor Presentation For six Months Ended June 30, 2019 For six Months Ended June 30, 2018 Pro forma Net Income 214,326 111,178 Add: Depreciation, depletion and amortization 85,279 86,636 Add: Interest expense (net of income) 17,264 31,133 Add: Other foreign exchange gains (557) 6,484 Add: Income tax expense 89,043 27,620 Adjusted EBITDA 405,355 263,051

28 Operating costs per tonne reconciliation for the six months ended June 30, 2019 (in US$’000, except for volume data) Curragh Buchanan Logan Greenbrier Other/ Corporate Total Total costs and expenses 564,658 157,770 134,457 39,703 18,156 914,744 Less: Selling, general and administrative expense 332 - - - 17,979 18,311 Less: Depreciation, depletion and amortization 42,157 22,675 13,532 6,738 177 85,279 Total operating costs 522,169 135,095 120,925 32,965 - 811,154 Sales Volume (MMt) 6.4 2.4 1.3 0.2 - 10.4 Average mining costs per tonne sold $81.8/t $55.8/t $90.0/t $139.7/t - $78.1 Investor Presentation

29 Operating costs per tonne reconciliation for the three months ended June 30, 2019 by geographic region (In US$’000, except for volume data) Australian operations U.S. Operations Other / Corporate Total Total costs and expenses 283,948 172,844 9,050 465,842 Less: Selling, general and administrative expense 282 - 8,960 9,242 Less: Depreciation, depletion and amortization 6,937 22,548 90 45,508 Total operating costs 260,796 150,296 - 411,092 Sales Volume (MMt) 3.3 2.1 - 5.4 Average mining costs per tonne sold $78.3/t $73.6/t - $76.5/t Investor Presentation

30 Group mining cost reconciliation for twelve months ended December 31, 2018 (In US$’000, except for volume data) Total Total costs and expenses 1,888,051 Less: Selling, general and administrative expense 29,901 Less: Depreciation, depletion and amortization 184,352 Total operating costs 1,673,798 Less: Other royalties 210,958 Less: Stanwell rebate 170,819 Less: Freight expenses 154,521 Total mining costs 1,137,500 Investor Presentation

31 Realised Pricing Reconciliation (in US$’000, except for volume data) For twelve months ended December 31, 2018 Total Revenues 1,980,504 Less: Other revenues 34,904 Total coal revenues 1,945,600 Less: Thermal coal revenues 126,494 Metallurgical coal revenues 1,819,106 Volume of Metallurgical coal sold (MMt) 13.9 Realised price per Mt of Metallurgical coal sold $130.9/t (in US$’000, except for volume data) For three months ended March 31, 2019 Total Revenues 591,879 Less: Other revenues 10,081 Total coal revenues 581,798 Less: Thermal coal revenues 34,976 Metallurgical coal revenues 546,822 Volume of Metallurgical coal sold (MMt) 4.0 Realised price per Mt of Metallurgical coal sold $137.1/t Investor Presentation

32 Adjusted Proforma EBITDA Reconciliation December 31, 2018 Proforma Net Income 168,926 Add: Depreciation, depletion and amortization 184,351 Add: Interest expense 63,623 Add: Other foreign exchange losses 9,004 Add: Income tax expense 118,488 Add: Loss on debt extinguishment 54,180 Adjusted EBITDA 598,572 Investor Presentation

33 Mining costs per tonne reconciliation for the three months ended June 30, 2019 by geographic region (In US$’000, except for volume data) Australian operations U.S. Operations Other / Corporate Total Total costs and expenses 283,948 172,844 9,050 465,842 Less: Selling, general and administrative expense 282 - 8,960 9,242 Less: Depreciation, depletion and amortization 6,937 22,548 90 45,508 Total operating costs 260,796 150,296 - 411,092 Less: Other royalties 39,209 9,864 - 49,073 Less: Stanwell rebate 45,847 - - 45,847 Less: Freight Expense 42,636 9,399 - 52,035 Total Mining costs 133,104 131,033 - 264,137 Sales Volume (MMt) 3.3 2.1 - 5.4 Average mining costs per tonne sold $39.98/t $64.1/t - $49.2/t Investor Presentation

Investor Presentation 34 Contacts Corporate: Ayten Saridas Group Chief Financial Officer t +61 437 565 833 Aidan Meka m +61 428 082 954 ameka@coronadoglobal.com.au EEwart@coronadoglobal.com.au